August 30, 2013

Supplement

SUPPLEMENT DATED AUGUST 30, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND
Dated February 28, 2013

Effective September 16, 2013, the following is hereby added as the penultimate paragraph under the section of the Prospectus entitled "Fund Management:"

The Adviser and the Fund's "Administrator," Morgan Stanley Services Company Inc., have agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.22% for Class A, 1.86% for Class B, 1.51% for Class L and 0.87% for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

DINSPT-0913

August 30, 2013

Supplement

SUPPLEMENT DATED AUGUST 30, 2013 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
MORGAN STANLEY GLOBAL FIXED INCOME OPPORTUNITIES FUND
Dated February 28, 2013

Effective September 1, 2013, John Gernon will replace Arthur Lev as President and Principal Executive Officer of the Fund. As a result, effective September 1, 2013, the following information hereby replaces in its entirety the biographical information for Mr. Lev contained in the Fund's Statement of Additional Information:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
John Gernon (50) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity, Fixed Income and AIP Funds	Since September 2013	President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) in the Fund Complex. Managing Director of the Adviser.

*  Each officer serves an indefinite term, until his or her successor is elected.

***

Effective September 16, 2013, the following is added as the fourth paragraph under the section of the Statement of Additional Information entitled "V. Investment Advisory and Other Services—A. Adviser, Sub-Adviser and Administrator:"

The Adviser and Administrator have agreed to reduce its advisory fee, its administration fee, and/or reimburse the Fund, if necessary, if such fees would cause the total annual operating expenses of the Fund to exceed 1.22% for Class A, 1.86% for Class B, 1.51% for Class L and 0.87% for Class I. In determining the actual amount of fee waiver and/or expense reimbursement for the Fund, if any, the Adviser and Administrator exclude from total annual operating expenses certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation). The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Fund's Board of Trustees acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.